Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,249.60
Total Transaction Valuation	23,530,759.55
Total Offset Amount	0.00
Net Fee	$ 3,249.60